UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 19, 2017

ADVERUM BIOTECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36579	20-5258327
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1035 O’Brien Drive

Menlo Park, CA 94025

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 272-6269

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communication pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.02	Termination of a Material Definitive Agreement

On April 19, 2017, Adverum Biotechnologies, Inc. (the “Company”), the ultimate parent company of Annapurna Therapeutics Limited, delivered a notice to REGENXBIO Inc. (“REGENXBIO”) to terminate the License Agreement, dated October 20, 2015, between REGENXBIO and Annapurna Therapeutics Limited (the “License Agreement”). Under the License Agreement, Annapurna Therapeutics Limited holds a license to make, have made, use, import, sell, and offer for sale certain products incorporating, using, based upon or derived from the AAVrh10 vector for the treatment of alpha-1 antitrypsin deficiency. Annapurna Therapeutics Limited is exercising its right pursuant to Section 6.3 of the License Agreement to terminate the License Agreement for any reason with six months prior notice. The termination will be effective on October 19, 2017 (the “Effective Date”).

The Company does not expect termination of the License Agreement to affect development of its ADVM-043 product candidate for the treatment of alpha-1 antitrypsin deficiency, for which the Company is pursuing Orphan Drug designation.

The material terms of the License Agreement were previously described in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016, which description is incorporated herein by reference. In addition, the above description of the License Agreement is qualified in its entirety by reference to the text of the agreement, which was filed as an exhibit to the Company’s quarterly report on Form 10-Q for the period ended June 30, 2016.

Other Material Relationships between the Company or its affiliates and REGENXBIO

Annapurna Therapeutics SAS (“Annapurna”), a subsidiary of the Company, is party to a separate license agreement with REGENXBIO pursuant to which Annapurna holds an exclusive worldwide license to certain intellectual property related to the Company’s Friedreich’s Ataxia (“FA”) program to make, have made, use, import, sell, and offer for sale licensed products using AAVrh10 for FA where the vector is administered by any route except directly to the central nervous system.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2017	ADVERUM BIOTECHNOLOGIES, INC.

	By:	/s/ Leone Patterson
Leone Patterson, Chief Financial Officer